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                                                                     Exhibit J.1

                          Enhanced Cash Consent 5-00





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We consent to the reference to our firm under the caption "Independent Public Accountants" in this Registration Statement (Form N-1A 33-17619) of Goldman Sachs Enhanced Cash Fund.



                                                               ERNST & YOUNG LLP

New York, New York
May 3, 2000